SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                  June 18, 1998
                                (Date of Report)


                        Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                     Maryland                        36-3844714
        (State or other jurisdiction    (I.R.S. Employer identification no.)
         of incorporation organization)

                  823 Commerce Drive, Suite 300, Oak Brook, IL
                 60523 (Address of principal executive offices)
                                   (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed April 20, 1998, on April 15, 1998, Great Lakes REIT, Inc. through Great Lakes REIT, L.P.
(collectively the "Company") acquired the Milwaukee Center Office Tower, a twenty-eight story, Class-A office building located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin.

In addition, on January 6, 1998, the Company acquired the Star Bank Center, a thirteen-story, Class A office building located at 175 South Third St., Columbus, Ohio.


TERMS OF PURCHASE

Milwaukee Center Office Tower was purchased from an unaffiliated third party for approximately $46,700,000. Star Bank Center was purchased from an unaffiliated third party for approximately $22,420,000. Funds for the purchases came from a borrowing under the Company's unsecured line of credit.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


The required financial statements for the Star Bank Center office building are attached as Exhibit A.

The required financial statements for Milwaukee Center Office Tower are attached as Exhibit B.

The required proforma financial statements are attached as Exhibit C.

No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
       Richard L. Rasley, Secretary

Exhibit A

                    Statement of Revenue and Certain Expenses

                            Star Bank Office Building

                          Year Ended December 31, 1997
                       with Report of Independent Auditors

                         Report of Independent Auditors



The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Star Bank Office Building (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP

Chicago, Illinois
April 9, 1998


                            Star Bank Office Building

                    Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1997




Revenue
Base rents                                                            $2,062,129
Tenant reimbursements                                                    868,711
Other income                                                              16,327
                                                               --------------------
Total revenue                                                          2,947,167
                                                               --------------------

Expenses
Real estate taxes                                                         30,649
General operating                                                        233,251
Utilities                                                                289,269
Cleaning and landscaping                                                 267,372
Repairs and maintenance                                                  449,796
Management fee                                                            92,000
                                                               --------------------
Total expenses                                                         1,362,337
                                                               --------------------

Revenue in excess of certain expenses                                 $1,584,830
                                                               ====================


See accompanying notes.

                            Star Bank Office Building
               Notes to Statement of Revenue and Certain Expenses

1.  Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of Star Bank Office Building (the Property), a thirteen-story office building located in Columbus, Ohio. The Property was acquired on January 6, 1998, subject to an underlying ground lease, by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

At December 31, 1997, the Property was 76% leased with thirty-one tenants. Two tenants accounted for approximately 28% of base rents at December 31, 1997.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Great Lakes. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenue and Certain Expenses. Actual results could differ from those estimates.

3.  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata basis, as defined.

4.  Management Agreement

During the year ended December 31, 1997, the Property was managed by a third-party management company. The management agreement provided for 3.25% of gross monthly receipts, not to exceed $92,000 per year.

Exhibit B

               Combined Statements of Revenue and Certain Expenses

                               Milwaukee Portfolio

                          Year Ended December 31, 1997
                       with Report of Independent Auditors

                         Report of Independent Auditors



The Board of Directors
Great Lakes REIT, Inc.

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Milwaukee Center Office Tower and Milwaukee Center Central Plant (the Properties) for the year ended December 31, 1997. This Combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K/A of Great Lakes REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                ERNST & YOUNG LLP

Chicago, Illinois
May 21, 1998


                               Milwaukee Portfolio

               Combined Statements of Revenue and Certain Expenses




                                                                                      January 1, 1998
                                                                   Year Ended             through
                                                                December 31, 1997      April 15, 1998
                                                                                        (Unaudited)
                                                               -------------------- ---------------------

Revenue
Base rents                                                            $6,917,309           $1,936,604
Tenant reimbursements                                                    720,962              345,368
Other income                                                              42,479               23,702
                                                               --------------------
                                                                                    ---------------------
Total revenue                                                          7,680,750            2,305,674
                                                               -------------------- ---------------------

Expenses
Real estate taxes                                                        872,341              323,411
General operating                                                        665,609              204,089
Utilities                                                                595,726              200,823
Cleaning and landscaping                                                 378,964              107,037
Repairs and maintenance                                                  684,225              156,870
Management fee                                                           155,250               46,205
                                                               -------------------- ---------------------

Total expenses                                                         3,352,115            1,038,435
                                                               -------------------- ---------------------

Revenue in excess of certain expenses                                 $4,328,635           $1,267,239
                                                               ==================== =====================

See accompanying notes.

                              Milwaukee Portfolio
          Notes to Combined Statements of Revenue and Certain Expenses

1.  Business

The accompanying Combined Statements of Revenue and Certain Expenses relate to the operations of Milwaukee Center Office Tower, a twenty-nine story office building (office tower), and Milwaukee Center Central Plant, a 1,000,000 square foot power transfer plant (central plant), (together, the Properties) located in Milwaukee, Wisconsin. The Properties were acquired from the same owner on April 15, 1998 by a partnership controlled by Great Lakes REIT, Inc. (Great Lakes).

As of April 15, 1998 and December 31, 1997, the office tower was 83% and 85% occupied with twenty-eight and thirty tenants, respectively. At April 15, 1998 and December 31, 1997, two tenants and three tenants accounted for approximately 67% and 75% of base rents, respectively. The central plant purchases electricity from generating plants and sells the electricity primarily to the office tower.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K/A of Great Lakes. The combined statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue of the office tower is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenue and Certain Expenses. Actual results could differ from those estimates.

Principles of Combination

The Combined Statements of Revenue and Certain Expenses include the accounts of the office tower and central plant. Significant intercompany accounts and transactions have been eliminated.

Unaudited Interim Statement

In the opinion of management, the interim combined financial statement reflects all adjustments necessary for fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

3.  Rentals

The office tower has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  Management Agreement

During the periods from January 1, 1998 to April 15, 1998 and from January 1, 1997 to December 31, 1997, the office tower was managed by a third-party management company. The management agreement provided for monthly payments of $12,938.

Exhibit C

Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
For the Year Ended December 31, 1997
(Unaudited)


                                                                       1997                    1997               Pro Forma
                                                                 Historical (1)        Acquisitions (2)         Adjustments
Revenues
Rental                                                          $36,231,301             12,671,161
Reimbursements                                                   10,688,046              2,567,376
Interest and other                                                  744,514                112,933
                                                                ---------------------------------------------------------------

Total revenues                                                   47,663,861             15,351,470
                                                                ---------------------------------------------------------------

Expenses
Real estate taxes                                                 7,702,203              2,199,403
Other property operating                                         11,969,092              4,822,634
General and administrative                                        3,379,121
Interest                                                          4,308,173              5,826,453 (4)         (3,622,836)  (5)
Depreciation and amortization                                     8,199,846              1,608,845 (3)
                                                                ---------------------------------------------------------------

Total expenses                                                   35,558,435             14,457,336             (3,622,836)
                                                                ---------------------------------------------------------------

Net income                                                      $12,105,426                894,134              3,622,836
                                                                ===============================================================

Earnings per common share - basic                                     $0.92
                                                                =================

Weighted average common shares outstanding - basic               13,140,124
                                                                =================

Diluted earnings per common share                                     $0.91
                                                                =================

Weighted average common shares outstanding - diluted             13,304,540
                                                                =================


Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
For the Year Ended December 31, 1997
(Unaudited)

                                                                                          Star Bank &
                                                                     Pro Forma              Milwaukee                 1997
                                                                Prior to these                 Center              Company
                                                                  Acquisitions           Acquisitions            Pro Forma
Revenues
Rental                                                            48,902,462              8,979,438            $57,881,900
Reimbursements                                                    13,255,422              1,589,673             14,845,095
Interest and other                                                   857,447                 58,806                916,253
                                                                 ---------------------------------------------------------------

Total revenues                                                    63,015,331             10,627,917             73,643,248
                                                                 ---------------------------------------------------------------

Expenses
Real estate taxes                                                   9,901,606                902,990             10,804,596
Other property operating                                           16,791,726              3,804,417             20,596,143
General and administrative                                          3,379,121                                     3,379,121
Interest                                                            6,511,790              4,785,000 (4)         11,296,790
Depreciation and amortization                                       9,808,691              1,662,524 (3)         11,471,215
                                                                 ---------------------------------------------------------------

Total expenses                                                     46,392,935             11,154,931             57,547,866
                                                                 ---------------------------------------------------------------

Net income                                                         16,622,396              (527,014)            $16,095,382
                                                                 ===============================================================

Earnings per common share - basic                                                                                     $1.02
                                                                                                              ==================

Weighted average common shares outstanding - basic                                                               15,841,027
                                                                                                              ==================

Diluted earnings per common share                                                                                     $1.01
                                                                                                              ==================

Weighted average common shares outstanding - diluted                                                             16,005,443
                                                                                                              ==================



See accompanying notes to pro forma consolidated statement of income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

1.  Represents the historical results of the Company.

2. Represents the unaudited historical results of operations of properties acquired subsequent to December 31, 1996 as if the properties were acquired by the Company at the beginning of 1997.

3. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1997 to the acquisition date based on the purchase price paid by the Company for the properties.

    Interest expense ($4,785,000) for Star Bank and Milwaukee Center is computed on the amount borrowed ($66,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1997 to December 31, 1997 at 7.25% per annum, the average interest rate during the period.

4.  Interest   expense   ($5,826,453) for 1997 acquisitions acquired in 1997 is
    computed on the amount borrowed ($68,500,000) on the Company's line of credit to acquire the properties for the period January 1, 1997 to December 31, 1997 at 7.25% per annum, the average interest rate during the period. Also included in interest expense is the amount calculated on the mortgage loan ($12,125,000) for Tri-Atria for the period January 1, 1997 to December 31, 1997 at 7.08% per annum, the fixed interest rate for the note.

    Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1997 to December 31, 1997 based on the purchase price paid by the Company for Star Bank and Milwaukee Center.

5. Interest expense has been reduced by $3,622,836 which represents interest paid on debt retired with the proceeds of the Company's initial public offering in May 1997 as if the offering occurred on January 1, 1997.

The pro forma interest expense adjustment is calculated as follows:

Actual bank loan interest incurred by the
 Company in 1997                                $2,798,119
Actual interest incurred by the Company in
 1997 on long-term debt retired                    824,717
                                             -----------------

Pro forma interest expense adjustment           $3,622,836
                                             =================


Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
For the Three Months Ended March 31, 1998
(Unaudited)

                                                                                         Star Bank &
                                                                                           Milwaukee              3/31/98
                                                                     3/31/98                  Center              Company
                                                                 As Reported (1)        Acquisitions (2)        Pro Forma
Revenues
Rental                                                          $12,863,492              1,936,604            $14,800,096
Reimbursements                                                    3,765,137                298,184              4,063,321
Interest and other                                                  174,415                 10,903                185,318
                                                              -----------------      -----------------     ------------------

Total revenues                                                   16,803,044              2,245,691             19,048,735
                                                              -----------------      -----------------     ------------------

Expenses
Real estate taxes                                                 2,728,292                312,172              3,040,464
Other property operating                                          4,235,563                754,555              4,990,118
General and administrative                                        1,097,120                                     1,097,120
Interest                                                          2,035,139                430,200 (4)          2,465,339
Depreciation and amortization                                     2,738,578                142,240 (3)          2,880,818
                                                              -----------------      ----------------------------------------

Total expenses                                                   12,834,692              1,639,167             14,473,859
                                                              -----------------      -----------------     ------------------

Net income                                                       $3,968,352                606,524             $4,574,876
                                                              =================      =================     ==================

Earnings per common share - basic                                     $0.25                                         $0.29
                                                              =================                            ==================

Weighted average common shares outstanding - basic               15,860,320                                    15,920,691
                                                              =================                            ==================

Diluted earnings per common share                                     $0.25                                         $0.28
                                                              =================                            ==================

Weighted average common shares outstanding - diluted             16,145,417                                    16,205,788
                                                              =================                            ==================



See accompanying notes to pro forma consolidated statement of income

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME THREE MONTHS ENDED MARCH 31, 1998
(UNAUDITED)

1.  Represents the historical results of the Company.

2. Represents the unaudited historical results of operations of Star Bank and Milwaukee Center for the period January 1, 1998 to January 7, 1998 and January 1, 1998 to April 15, 1998, respectively.

3. Depreciation is computed on a straight-line basis over 40 years for the period January 1, 1998 to the acquisition date based on the purchase price paid by the Company for the properties.

4. Interest expense ($430,200) is computed on the amount borrowed ($66,000,000) on the Company's unsecured line of credit to acquire the properties for the period January 1, 1998 to January 7, 1998 (Star Bank) and January 1, 1998 to April 15, 1998 (Milwaukee Center) at 7.2% per annum, the average interest rate during the period.